Special Dividend Supplemental Materials December 2024 Exhibit 99.1

Special Dividend Supplemental Materials – December 2024 Forward-Looking Statements 1 Forward-Looking Statements – Certain statements in this presentation regarding anticipated financial outcomes including Rayonier’s earnings guidance, if any, business and market conditions, outlook, expected dividend rate, Rayonier’s business strategies, expected harvest schedules, timberland acquisitions and dispositions, the anticipated benefits of Rayonier’s business strategies and other similar statements relating to Rayonier’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings, including any downturn in the housing market; entry of new competitors into our markets; changes in global economic conditions and world events, including the war in Ukraine and heightened tensions in the Middle East; business disruptions arising from public health crises and outbreaks of communicable diseases; fluctuations in demand for our products in Asia, and especially China; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging, trucking and ocean freight services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products; interest rate and currency movements; our capacity to incur additional debt; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect beneficial tax treatment; the cyclical nature of the real estate business generally; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida and Washington, which also may be affected by changes in law, policy and political factors beyond our control; unexpected delays in the entry into or closing of real estate transactions; changes in environmental laws and regulations that may restrict or adversely impact our ability to sell or develop properties; the timing of construction and availability of public infrastructure; and the availability and cost of financing for real estate development and mortgage loans. For additional factors that could impact future results, please see Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K and similar discussion included in other reports that we subsequently file with the Securities and Exchange Commission (the “SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC. Non-GAAP Financial and Net Debt Measures – To supplement Rayonier’s financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Rayonier has presented forward-looking statements regarding “Adjusted EBITDA,” which is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development, non-operating income and expense, operating loss (income) attributable to noncontrolling interests in Timber Funds, timber write-offs resulting from casualty events, the gain on investment in Timber Funds, Fund II Timberland Dispositions, costs related to disposition initiatives, gain on foreign currency derivatives, gain associated with the multi-family apartment sale attributable to NCI, and Large Dispositions. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It excludes specific items that management believes are not indicative of the Company’s ongoing operating results. Rayonier is unable to present a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on Rayonier’s future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the company’s actual results and preliminary financial data set forth above may be material.

Special Dividend Supplemental Materials – December 2024 Special Dividend Highlights / Considerations 2  Using shares to meet part of the REIT taxable income distribution requirement preserves future capital allocation flexibility to further reduce debt, execute on share repurchases to capitalize on the continued disconnect between public and private timberland values, or fund other future capital allocation priorities  The company concurrently announced a new $300 million share repurchase authorization RATIONALE FOR CASH / STOCK CONSIDERATION  Shareholders will be asked to make an election by January 16, 2025 to receive the dividend all in cash or all in common shares – those that elect cash will receive a cash payment of at least $0.45/share  Shareholders who do not make an election will receive 25% cash and 75% common shares  To the extent that more than 25% of cash is elected in the aggregate, the cash portion will be prorated among the shareholders electing to receive cash ELECTION OF DIVIDEND  The number of common shares issued as a result of the special dividend will be calculated based on the volume weighted average trading prices of the Company's common shares on the New York Stock Exchange on January 17, January 21, and January 22, 2025 NUMBER OF COMMON SHARES ISSUED  We anticipate adjusting the ordinary dividend per share starting in the first quarter of 2025 to reflect the increased number of common shares issued as a result of the special dividend to a level that at least maintains the current quarterly dividend of $0.285 per share in the aggregate (i.e., per share dividend to be adjusted by a ratio commensurate with the additional shares issued to maintain at least an equivalent aggregate quarterly dividend) FUTURE QUARTERLY DIVIDENDS Rayonier Inc. announced a one-time, special dividend of $1.80 per share, consisting of cash and common shares(1)  The special dividend is payable on January 30, 2025 to shareholders of record on December 12, 2024  The special dividend is being made in connection with the taxable gains arising from the $495 million of timberland dispositions completed during the fourth quarter of 2024 as part of the previously announced asset disposition and capital structure realignment plan  The cash component of the special dividend (other than cash paid in lieu of fractional shares) will not exceed 25% in the aggregate, with the balance payable in the Company’s common shares Highlights / Considerations (1) For full details, see the corresponding press release issued on December 2, 2024.

Special Dividend Supplemental Materials – December 2024 Illustrative Impact of Special Dividend 3 * Non-GAAP measure (see Appendix for definitions and reconciliations). (1) Reflects the impact of the $495 million of dispositions announced on 11/6/24 as detailed in the “Update on Initiatives to Enhance Shareholder Value” presentation available on our website. (2) Reflects the illustrative impact of a $1.80 per share special dividend, paid 25% in cash and 75% in common shares. (3) Reflects RYN stock price as of 11/29/24 for illustration purposes; actual price to calculate share distribution will be determined in January 2025 as detailed in the press release announcing the special dividend. (4) Reflects 75% of aggregate dividend being paid in common shares; actual impact to specific holders will depend on the cash/stock election, the actual price used to calculate the share distribution, and the expected proration of the cash portion of the dividend. (5) Assumes Pro Forma 2024E Adjusted EBITDA of $271.5 million as reflected in the “Update on Initiatives to Enhance Shareholder Value” presentation available on our website. ($ in millions, except per share amounts) Special Pro Forma For Dividend Pro Forma For Dispositions (1) Impact (2) Special Dividend Balance Sheet @ 9/30/2024 Debt $1,223.4 – $1,223.4 (–) Cash 472.3 (68.0) 404.4 Net Debt* $751.0 $68.0 $819.0 Illustrative Share Equivalent Ratio Assumed Share Price for Special Dividend (3) $31.87 Shares & Units Outstanding (MMs) 151.0 6.4 157.4 Equivalent Ratio For Existing Holders (4) 1.0000x – 1.0424x Pro Forma Metrics Implied Market Capitalization $4,812.4 ($68.0) $4,744.4 Net Debt / Adj. EBITDA* (5) 2.8x – 3.0x

Special Dividend Supplemental Materials – December 2024 Appendix: Definitions & Reconciliations 4

Special Dividend Supplemental Materials – December 2024 5 Definitions of Non-GAAP Measures and Pro Forma Items Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development, non- operating income, costs related to disposition initiatives, timber write-offs resulting from casualty events and Large Dispositions. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It excludes specific items that management believes are not indicative of the Company's ongoing operating results. Cash Available for Distribution (CAD) is defined as cash provided by operating activities adjusted for capital spending (excluding timberland acquisitions and real estate development investments) and working capital and other balance sheet changes. CAD is a non-GAAP measure of cash generated during a period that is available for common stock dividends, distributions to operating partnership unitholders, distributions to noncontrolling interests, repurchase of the Company's common shares, debt reduction, timberland acquisitions and real estate development investments. CAD is not necessarily indicative of the CAD that may be generated in future periods. Costs related to disposition initiatives include legal, advisory, and other due diligence costs incurred in connection with the Company’s asset disposition plan, which was announced in November 2023. Large Dispositions are defined as transactions involving the sale of productive timberland assets that exceed $20 million in size and do not reflect a demonstrable premium relative to timberland value. Net (recovery) cost on legal settlements reflects the net (gain) loss from litigation regarding insurance claims. Pension settlement charges, net of tax reflects the net loss recognized in connection with the termination and settlement of the Company’s pension plans. Timber write-offs resulting from casualty events includes the write-off of merchantable and pre-merchantable timber volume damaged by casualty events that cannot be salvaged.

Special Dividend Supplemental Materials – December 2024 6 Reconciliation of Net Debt ($ in millions) Pro Forma For Special Dividend Net Debt, (Pro Forma For Dispositions) $751.0 Plus – cash distribution associated with special dividend 68.0 Net Debt $819.0 ($ in millions) Pro Forma For Dispositions Total Debt, (Principal Only) @ 9/30/2024 (1) $1,313.4 Less – repayment of floating rate portion of Term Loan (90.0) Total Debt, (Principal Only) $1,223.4 Cash and cash equivalents @ 9/30/2024 (74.2) Cash proceeds from dispositions (495.0) Cash transaction fees and expenses 6.9 Cash used for repayment of floating rate portion of Term Loan 90.0 Net Debt $751.0 (1) Includes current maturities of long-term debt.